SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 ______________


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 ______________



Date of Report (Date of earliest event reported): May 14, 2004
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                           Interleukin Genetics, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                   000-23413                   94-3123681
--------------------         -------------------      ----------------------
(State or other                (Commission                  (IRS Employer
jurisdiction of                File Number)                 Identification No.)
incorporation)                                              94-3123681



                      135 Beaver Street, Waltham, MA 02452
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (781) 398-0700
                                                    --------------

             Not Applicable
             -------------------------------------------------------------
             (Former name or former address, if changed since last report)

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Item 12.  Disclosure of Results of Operations and Financial Condition.

The following exhibits are furnished with this report:

Exhibit Number             Description
--------------             ------------
99.1                       Press Release dated May 14, 2004

     On May 14, 2004, the Registrant issued a press release to report its financial results for the quarter ended March 31, 2004. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Interleukin Genetics, Inc.
                                            --------------------------
                                            (Registrant)



Date: May 14, 2004                          /s/ Fenel M. Eloi
                                            --------------------------
                                            Fenel M. Eloi
                                            Chief Operating Officer,
                                            Chief Financial Officer,
                                            Treasurer and Secretary


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